Seligman New Technologies Fund, Inc.

Annual Report
December 31, 2002

Seeking Long-Term Capital Appreciation by Investing in Companies that Have the Potential to Produce Tomorrow's Technologies

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence.  While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Stockholders

For the twelve months ended December 31, 2002, Seligman New Technologies Fund posted a total return of –60.12%. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, returned –40.27%. The Blended Index, which excludes the services and hardware subsectors of the Goldman Sachs Technology Index, posted a total return of –43.95%.

While the past year was challenging for the equity markets in general — major US stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era — it was particularly difficult for technology, which was the worst performing sector of the market. Technology stocks continued to suffer from weak demand, overcapacity, and a liquidity crunch, in which many companies found it difficult or impossible to secure the financing needed for their continued survival. Smaller technology companies operated within a particularly difficult environment whereby they have been perceived as increasingly risky not only by investors, but by potential customers as well. Such sentiment created a vicious cycle that continued to push some technology companies out of business.

Seligman New Technologies Fund has reacted to this change by shifting its focus to well established public companies. Within the venture capital portfolio, the Fund continues to hold late stage private companies, rather than newly formed, upstart companies. We believe this bias will place the Fund in a better position since we believe that smaller and newer companies will continue to face greater challenges than their more-established counterparts.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. While such an environment should lend support to a recovery in the technology sector, the short term remains highly uncertain. Many technology companies are dependent upon increased capital spending by corporations. In addition, venture capital remains mired within a difficult operating environment, where profits and additional sources of funding continue to be in short supply. Some venture capital companies will survive and thrive as the economy recovers. However, many others are likely to fail.

At the end of 2002, Seligman New Technologies Fund restructured its management team. The Fund is now co-managed by Thomas Hirschfeld and Richard Parower. Mr. Hirschfeld has co-headed Seligman’s venture capital group for the past two years, and has many years of experience with venture capital. Mr. Parower is responsible for the Fund’s public investments. He is co-portfolio manager of Seligman Global Technology Fund and a senior analyst for Seligman Communications and Information Fund.

Currently, the Fund has approximately 73% of its net assets invested in securities of venture capital companies. As a result, and because of uncertain market conditions, we carefully monitor the Fund’s ongoing liquidity needs. Liquidity is required for, among other things, our quarterly repurchase offers and follow-on investments in our venture capital companies. While we believe that the Fund has sufficient liquidity to meet its needs in the current year, we are considering various alternatives to meet or reduce those needs.

A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 12, 2003

1

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

Q:	How did Seligman New Technologies Fund perform during the twelve months ended December 31, 2002?

A:

Seligman New Technologies Fund posted a total return of –60.12%. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, returned –40.27%. The Blended Index, which Seligman created to exclude the services and hardware subsectors of the Goldman Sachs Technology Index, areas in which the Fund does not typically invest, posted a total return of –43.95%. Both indices represent the public technology market only. The Fund’s underperformance versus its indices was primarily the result of its greater exposure to smaller, emerging companies, which generally delivered weaker performances than larger companies. The Fund also suffered as a result of its investments in tower stocks and communications equipment suppliers.

Q:	Why did the technology market continue to have such a difficult year in 2002?

A:

At the beginning of 2002, most market participants believed that the economic recovery would be well underway by year end. A recovery was necessary before capital expenditures for technology would once again increase. The lack of a broad economic recovery both in the US and abroad translated into another difficult year for technology companies, and their stock prices naturally suffered as a result.

Q:	What was the Fund’s investment strategy during this time?

A:

Our focus within the Fund’s venture capital portfolio has remained the same. We continued to focus on late-stage private companies, rather than newly formed, upstart companies. We believe the private companies in the Fund’s portfolio are better positioned than early-stage companies, particularly during difficult economic times.

On the public side, dramatic changes in the technology market have caused us to shift our focus over the past 12 to 24 months. Smaller companies have had a particularly difficult time in the current environment because they have been perceived as risky, even as potential vendors and suppliers. In many cases, perception has become reality as finding customers is even more challenging for companies that do not already have a large customer base. We believe this bias toward more established companies will continue for some time, and we have been focusing on finding companies with good prospects for future growth but that are also well established, and often leaders, in their fields.

Q:	How did the Fund’s venture capital portfolio perform during this time?

A:

The private companies in the Fund’s portfolio outperformed the public indices for most of the year. In the fourth quarter, however, they lagged somewhat as the public technology market began to show signs of recovery. It is our hope that the public market will continue to recover, and that similar improvements will soon be seen in the private sector.

Q:	What sectors most affected the Fund’s public performance in 2002?

A:	No subsector of technology delivered positive performance in 2002, and almost every subsector was equally disappointing. Telecommunications and telecommunications

2

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower
capital equipment stocks delivered the worst performances. The Fund had avoided this area for much of the year, and was thus spared much of the industry’s downside.

Our investments in wireless communication tower companies delivered poor performances overall. Going into 2002, the Fund’s management team had believed that an increase in cellular telephone subscribers would prompt wireless companies to invest in the infrastructure necessary to support their customers. In fact, subscriber growth was not as rapid as we had hoped and, more importantly, wireless companies were unwilling to increase capital expenditures. While this may have caused a decline in service for cell phone customers, these companies were primarily focused on improving their bottom lines and their cash flows, and tower stocks suffered as a result.

Our investments in media stocks delivered relatively strong performances during this time. Demand for advertising spots, and thus ad rates, improved over the course of the year. This area was helped by election spending, and rates have remained high even post-election.

Q:	At year-end, sixty-seven percent of the Fund was invested in venture capital, or private companies. What is your outlook for these holdings?

A:

We believe that, in general, public technology companies will participate in any economic recovery before private companies begin to benefit. However, we are optimistic about the prospects for the Fund’s private holdings if the market begins to turn. The Fund holds preferred stock for most of its private companies, entitling it to liquidation preferences if a portfolio company is bought by another company. These preferences may be valuable following certain liquidity events. Although not every acquisition will allow us to realize our full liquidation preferences, much of our hope for the private side of the portfolio lies in the outlook for the merger and acquisition market. Should this market open up once again, the Fund is well positioned to benefit. We have been encouraged over the past two quarters as a number of private companies were purchased by public companies at reasonably good valuations and the majority of these purchases were for cash. We believe this indicates two things: First, companies believe in the current and future value of their stocks, and second, business has stabilized to the point where companies feel comfortable using their cash. We feel these are positive signs that the management teams of large public companies believe the market is headed higher. If this optimism continues, we believe more companies will look to increase their market share through acquisitions.

Q:	What is your outlook for the technology market and the Fund for 2003?

A:

We believe the economic recovery will be somewhat muted, and companies will be very conscious of their cash flows. For the most part, they will not be making big IT investments. Rather, we think they will be focused on products that can provide them with an immediate return on their investment. Because of this, one of our primary areas of investment this year for our public portfolio is likely to be software and services. We believe that companies will be willing to invest in a new application that makes running their business easier and more efficient. They are unlikely, however,

3

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

to upgrade hardware unless it is truly necessary.

Within the public sector, we also like subsectors like credit card processors, which receive a fee for each transaction. We believe that strong cash flow and stable revenues are valuable assets in this difficult economic environment.

We are becoming more optimistic regarding the prospects for wireline telecommunications equipment. We think that while the business environment continues to be extraordinarily difficult for these companies, the environment seems to have stabilized. Some of these stocks may be oversold and we will be looking within this group for buying opportunities for the Fund’s public portfolio.

We are still optimistic regarding the prospects for printer companies. While these companies often do not make money on printers, they generate an attractive recurring revenue stream through sales of replacement printer cartridges.  In 2003, we plan to avoid exposure to IT services, semiconductors, and wireless communications equipment.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund is managed by Thomas Hirschfeld and Richard Parower. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Gregory Coté, Eli Davidoff (trader), Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Richard Parower, Sangeeth Peruri, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

4

Performance Overview

Investment Results

Total Returns
For the Year Ended December 31, 2002
		Average Annual

Six Months*		One Year	Since Inception 7/27/99

With Sales Charge**	n/a	n/a	(33.90)%
Without Sales Charge**	(29.90)%	(60.12)%	(33.31)
Goldman Sachs Technology Index †	(10.85)	(40.27)	(23.72)
Blended Index††	(10.51)	(43.95)	(29.16)

Net Asset Value Per Share

December 31, 2002	$4.83
June 30, 2002	6.89
December 31, 2001	12.11

Capital Loss Information Per Share
For the Year Ended December 31, 2002
Realized	$(10.044)
Unrealized	(6.889	)ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which the Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of capital gain distributions. The returns are calculated with and without the effect of the initial 3% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

†

The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of dividends. It is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††

The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a 25% equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

5

Portfolio Overview

Diversification of Net Assets
December 31, 2002

				Percent of Net Assets December 31,

Convertible Preferred Stocks:	Issues	Cost	Value	2002	2001

Commercial Services and Supplies	1	$3,245,171	$278,227	0.3%	—%
Communications Equipment	11	19,823,723	906,296	1.0	4.1
Health Care	2	9,430,017	32,452,473	36.3	15.2
Internet Software and Services	21	53,854,689	3,821,517	4.3	4.8
IT Consulting and Services	3	9,979,579	6,406,813	7.2	3.1
Media	—	—	—	—	1.4
Software	16	45,670,187	10,954,743	12.3	8.9
Telecommunication Services	2	5,161,286	202,374	0.2	0.3
Miscellaneous	1	306,494	204,879	0.2	0.1

Total Convertible Preferred Stocks	57	147,471,146	55,227,322	61.8	37.9

Common Stocks and Warrants:
Capital Goods	—	—	—	—	1.8
Commercial Services and Supplies	3	1,338,409	1,314,851	1.5	3.1
Communications Equipment	5	1,918,908	1,233,366	1.4	9.8
Computers and Peripherals	5	2,803,265	2,670,355	3.0	1.8
Electronics Equipment and Instruments	1	229,146	225,843	0.2	2.6
Health Care	5	1,336,728	1,322,764	1.5	—
Internet Software and Services	10	21,636,708	114,989	0.1	3.8
IT Consulting and Services	6	2,420,052	2,496,374	2.8	1.5
Media	5	1,646,413	1,929,420	2.2	11.6
Semiconductor Equipment and Products	5	1,373,510	1,081,113	1.2	6.6
Software	20	17,286,779	9,583,126	10.7	6.0
Telecommunication Services	—	—	—	—	9.1

Total Common Stocks and Warrants	65	51,989,918	21,972,201	24.6	57.7

Limited Partnerships:
Miscellaneous	5	7,319,518	3,568,954	4.0	1.6

Convertible Promissory Notes:
Communications Equipment	1	1,011,249	980,864	1.1	—
Computers and Peripherals	—	—	—	—	0.2
Internet Software and Services	3	1,408,210	—	—	0.5

Total Convertible Promissory Notes	4	2,419,459	980,864	1.1	0.7

Short-Term Holding and Other Assets Less Liabilities:	1	7,631,045	7,631,045	8.5	2.1

Net Assets	132	$216,831,086	$89,380,386	100.0%	100.0%

6

Portfolio Overview

Largest Industries
December 31, 2002

Composition of Net Assets
December 31, 2002

7

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Synopsys*	Clear Channel Communications
Microsoft*	USA Interactive
Symantec*	AOL Time Warner**
Lexmark International (Class A)*	Crown Castle International**
THQ*	Viacom (Class B)
CSG Systems International*	Texas Instruments
SunGard Data Systems*	Intersil (Class A)**
Dell Computer*	JDS Uniphase**
Concord EFS*	Applied Micro Circuits**
Hewlett-Packard*	American Tower**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	% of Net Assets

GMP Companies (Series A)	$32,323,200	36.2%
Gateway Learning (Series D)	5,765,768	6.5
LifeMasters Supported SelfCare (Series E)	5,353,813	6.0
Symantec	1,843,887	2.1
Synopsys	1,814,481	2.0
Edison Venture Fund IV	1,683,826	1.9
Microsoft	1,567,116	1.8
iBiquity Digital (Series A)	1,472,038	1.6
iBiquity Digital (Series C)	1,424,922	1.6
Access Data (Series A)	1,053,000	1.2

8

Portfolio of Investments
December 31, 2002

	Shares		Value

Convertible Preferred Stocks# 61.8%
Commercial Services and Supplies 0.3%

Index Stock Imagery (Series A Jr.)ø	642,557		$278,227

Communications Equipment 1.0%
Chorum Technologies (Series D)	694,992		271,047
Chorum Technologies (Series E)	47,652		21,920
Chorum Technologies (Series F)	36,538		14,250
Geographic Network Affiliates International (Series A)	63,200		—
Geographic Network Affiliates International (Series B)	316,000		—
Metro-OptiX (Series B)	80,563		—
Metro-OptiX (Series C)	10,233		—
Silicon Wave (Series C)	1,283,750		346,613
Silicon Wave (Series D)	187,310		59,939
V-Span (Series B)	14,971		192,527
Viadux (Series C)	210,667		—

			906,296

Health Care 36.3%
Bernard Technologies (Series D)ø	1,436,364		129,273
GMP Companies (Series A)ø	1,092,000		32,323,200

			32,452,473

Internet Software and Services 4.3%
Adexa (Series C)	98,003		165,834
Adexa (Series E)	59,394	†	75,438
Arzoon (Series C)	133,333		—
ePolicy.com (Series B)	562,113		224,845
Homegain.com (Series C)	711,000		981,180
Infomediary Technology Solutions (Series A Sr.)	1,660,130		2,656
Juniper Financial (Series B)	983,169	†	—
Knowledge Mechanics Group (Series B)ø	241,387		169
MaMaMedia (Series D)	622,222		—
Movie Magic Technologies (Series D)	816,567		—
NeoPlanet (Series B)	526,228		215,685
OurHouse (Series D)	1,316,666		65,833
Qpass (Series E)	271,043		5,421
Qpass (Series F)	94,464		1,889
QuinStreet (Series B)	166,102		310,611
Techies.com (Series C)	743,529		—
The Petroleum Place (Series C)	68,505		1,044,016
UGO Networks (Series II)	14,508,107		145,081
Vcommerce (Series B)	994,837		278,554
Vcommerce (Series C)	135,600		43,392
Vividence (Series D)	84,988		260,913

			3,821,517

See footnotes on page 13.

9

Portfolio of Investments
December 31, 2002

	Shares		Value

IT Consulting and Services 7.2%
Access Data (Series A)ø	3,190,909		$1,053,000
Complient (Series A)	369,624		—
LifeMasters Supported SelfCare (Series E)	510,318		5,353,813

			6,406,813

Software 12.3%
Allegis (Series E)	132,230		67,437
Biometric Access (Series A-1)	20,082	†	—
BOPS (Series C)	464,000		—
Coventor (Series D)	823,944		467,918
Entegrity Solutions (Series D)	315,221		—
Enterworks (Series A)	2,747,826		—
EverAd (Series B)	1,193,800		405,892
FlashPoint Technology (Series E)ø	1,037,037		518,519
Gateway Learning (Series D)	1,441,442		5,765,768
Global Commerce Systems (Series A)	1,746		35
Global Commerce Systems (Series D)	1,125,148		22,503
iBiquity Digital (Series A)	383,495		1,472,038
iBiquity Digital (Series C)	464,144		1,424,922
Network Specialists (Series B)	222,934		334,401
ProAct Technologies (Series C)	1,600,000		304,000
Sensable Technologies (Series C)	489,458		171,310

			10,954,743

Telecommunication Services 0.2%
ART Advanced Recognition Technologies (Series D)	1,312,000		91,840
fusionOne (Series D)	345,420		110,534

			202,374

Miscellaneous 0.2%
Far Blue (Series E) (United Kingdom)	202,053		204,879

Total Convertible Preferred Stocks (Cost $147,471,146)			55,227,322

Common Stocks and Warrants 24.6%
Commercial Services and Supplies 1.5%
BISYS Group*	16,200		257,580
Concord EFS*	38,600		607,564
First Data	12,700		449,707

			1,314,851

See footnotes on page 13.

10

Portfolio of Investments
December 31, 2002

	Shares or Warrants		Value

Communications Equipment 1.4%
ADC Telecommunications*	102,400	shs.	$214,528
Alcatel (ADRs) (France)	63,500		281,940
Cisco Systems*	38,400		502,848
Nokia (ADRs) (Finland)	15,100		234,050
WaveSplitter Technologies#	7,322		—

			1,233,366

Computers and Peripherals 3.0%
Avocent*	7,900		176,170
Dell Computer*	23,400		626,535
Hewlett-Packard	31,200		541,632
Lexmark International (Class A)*	17,200		1,040,600
Seagate Technology*	26,600		285,418

			2,670,355

Electronics Equipment and Instruments 0.2%
Canon (Japan)	6,000		225,843

Health Care 1.5%
Beckman Coulter	9,800		289,296
Charles River Laboratories International*	7,600		292,448
Cytyc*	14,800		151,034
Laboratory Corporation of America Holdings*	12,900		299,796
Quest Diagnostics*	5,100		290,190

			1,322,764

Internet Software and Services 0.1%
e-centives#	180,719		86,237
etang.com#	71,457		28,583
FrontLine Capital Group#	8,571	wts.	—
iBEAM Broadcasting#	1,774	shs.	—
Interactive Video Technologies#ø	66,530		—
Juniper Financial#	4,801		—
Knowledge Mechanics Group#ø	1,206,931		169
Moai Technologies#	131,177		—
Shopfast# (Australia)	282,013		—
UGO Networks#	2,217,544		—

			114,989

IT Consulting and Services 2.8%
Affiliated Computer Services (Class A)*	9,100		479,115
Amdocs*	44,100		433,062
Axentis#	67,828		—
CSG Systems International*	47,200		644,516

See footnotes on page 13.

11

Portfolio of Investments
December 31, 2002

	Shares or Warrants		Value

IT Consulting and Services (continued)
Sabre Holdings (Class A)*	13,900	shs.	$251,729
SunGard Data Systems*	29,200		687,952

			2,496,374

Media 2.2%
Clear Channel Communications*	14,400		536,976
Fox Entertainment Group (Class A)*	11,100		287,823
News Corporation (ADRs) (Australia)	13,800		362,250
USA Interactive*	17,300		395,911
Viacom (Class B)*	8,500		346,460

			1,929,420

Semiconductor Equipment and Products 1.2%
Analog Devices*	11,000		262,570
Applied Materials*	14,100		183,793
Intel	16,200		252,315
STMicroelectronics (NY Shares) (Netherlands)	6,600		128,766
Texas Instruments	16,900		253,669

			1,081,113

Software 10.7%
BMC Software*	27,100		463,681
Cadence Design Systems*	24,400		287,676
Cognos* (Canada)	14,000		327,950
Computer Associates International	21,000		283,500
DecisionPoint Applications#	269,231		16,154
J.D. Edwards*	39,000		443,040
J.D. Edwards#	38,737		219,251
Entegrity Solutions#	1,467,173		—
GoSolutions#	342,411		82,179
GoSolutions#	226,745	wts.	106,570
Informatica*	63,600	shs.	366,972
Microsoft*	30,300		1,567,116
NetIQ*	29,400		363,384
Network Associates*	18,200		292,838
Network Specialists#	10,424		3,909
PeopleSoft*	25,500		466,395
Symantec*	45,500		1,843,887
Synopsys*	39,300		1,814,481
THQ*	17,500		232,050
VERITAS Software*	25,800		402,093

			9,583,126

Total Common Stocks and Warrants (Cost $51,989,918)			21,972,201

See footnotes on page 13.

12

Portfolio of Investments
December 31, 2002

	Prin. Amt. Or Partnership Interest		Value

Limited Partnerships# 4.0%
Miscellaneous 4.0%
Asia Internet Capital Ventures	$336,174		$197,166
Compass Venture Partners	449,999		280,979
Edison Venture Fund IV	2,411,755		1,683,826
InnoCal II	1,305,411		549,056
Walden VC II	2,790,572		857,927

Total Limited Partnerships (Cost $7,319,518)			3,568,954

Convertible Promissory Notes# 1.1%
Communications Equipment 1.1%
Geographic Network Affiliates International 9%, payable on demand	1,011,200	†	980,864

Internet Software and Services
Techies.com:
9%, payable on demand	771,976	†	—
9%, due 2/20/06	421,333		—
9%, due 2/20/08	210,666		—

Total Convertible Promissory Notes (Cost $2,419,459)			980,864

Repurchase Agreement 8.0%
State Street Bank & Trust, 1.00%, dated 12/31/02, maturing 1/2/03 collateralized by: $5,490,000 US Treasury Bonds 10.375%, 11/15/12, with a fair market value of $7,418,308 (Cost $7,200,000)	7,200,000		7,200,000

Total Investments (Cost $216,400,041) 99.5%			88,949,341

Other Assets Less Liabilities 0.5%			431,045

Net Assets 100.0%			$89,380,386

*	Non-income producing security.
#	Restricted and non-income producing security.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
†	Warrants attached.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities
December 31, 2002

Assets:
Investments, at value:
Convertible preferred stocks* (cost $147,471,146)	$55,227,322
Common stocks and warrants* (cost $51,989,918)	21,972,201
Limited partnerships (cost $7,319,518)	3,568,954
Convertible promissory notes (cost $2,419,459)	980,864
Repurchase agreement (cost $7,200,000)	7,200,000	$88,949,341
Cash		313,592
Receivable for securities sold		385,076
Expenses prepaid to stockholder service agent		60,072
Receivable for interest and dividends		4,021
Other		4,823

Total Assets		89,716,925

Liabilities:
Management fee payable		157,508
Accrued expenses and other		179,031

Total Liabilities		336,539

Net Assets		$89,380,386

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 18,500,641 shares outstanding):		$185,006
Additional paid-in capital		553,385,363
Accumulated net investment loss		(9,764)
Accumulated net realized loss		(336,729,519)
Net unrealized depreciation of investments		(127,450,700)

Net Assets		$89,380,386

Net Asset Value per Share		$4.83

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $30,833,144 and a value of $34,302,557.

See Notes to Financial Statements.

14

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $131)	$64,378

Total Investment Income	64,378

Expenses:
Management fees	3,096,272
Stockholder servicing fees	751,422
Stockholder account services	537,758
Auditing and legal fees	115,030
Stockholder reports and communications	105,190
Write-off of interest receivable	76,423
Custody and related services	51,312
Directors’ fees and expenses, net	16,953
Miscellaneous	13,825

Total Expenses	4,764,185

Net Investment Loss	(4,699,807)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions*	(185,827,940)
Net change in unrealized depreciation of investments	39,447,265

Net Loss on Investments and Foreign Currency Transactions	(146,380,675)

Decrease in Net Assets From Operations	$(151,080,482)

*	Includes net realized loss from affiliated issuers of $15,899,673.

See Notes to Financial Statements.

15

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:
Net investment loss	$(4,699,807)	$(10,543,319)
Net realized loss on investments and foreign currency transactions	(185,827,940)	(150,620,057)
Net change in unrealized depreciation of investments	39,447,265	(151,345,493)

Decrease in Net Assets From Operations	(151,080,482)	(312,508,869)

Distributions to Stockholders:
Net realized short-term gain on investments*	—	(891,284)
Net realized long-term gain on investments	—	(4,934,671)

Decrease in Net Assets From Distributions	—	(5,825,955)

Capital Share Transactions:
Value of shares issued in payment of gain distributions (496,298 shares)	—	5,533,686
Cost of shares of Common Stock repurchased (3,759,491 and 4,485,610 shares)	(29,169,481)	(79,736,370)

Decrease in Net Assets From Capital Share Transactions	(29,169,481)	(74,202,684)

Decrease in Net Assets	(180,249,963)	(392,537,508)

Net Assets:
Beginning of year	269,630,349	662,167,857

End of Year (net of accumulated net investment loss of $9,764 and $11,228, respectively)	$89,380,386	$269,630,349

*	For tax purposes, these distributions are considered ordinary income.

See Notes to Financial Statements.

16

Statement of Cash Flows
For the Year Ended December 31, 2002

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(151,080,482)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(225,286,157)
Proceeds from disposition of investment securities	261,178,642
Purchases/maturities of short-term investment securities, net	(1,300,000)
Decrease in interest and dividend receivable	158,328
Decrease in receivable for securities sold	351,131
Decrease in other assets	159,678
Decrease in payable for securities purchased	(721,546)
Decrease in management fees payable, accrued expenses and other	(695,241)
Net change in unrealized depreciation of investments	(39,447,265)
Net realized loss on investments	185,825,576

Net Cash Provided by Operating Activities	29,142,664

Cash Flows From Financing Activities:
Payment for shares of Common Stock repurchased	(29,169,481)

Net Cash Used in Financing Activities	(29,169,481)

Net Decrease in Cash	(26,817)

Cash balance at beginning of year	340,409

Cash Balance at End of Year	$313,592

See Notes to Financial Statements.

17

Notes to Financial Statements

1.

Significant Accounting Policies — The financial statements of Seligman New Technologies Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in equity securities of privately-owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. The Fund will not make investments in new venture capital companies until the percentage of the Fund’s net assets invested in venture capital companies falls below 35%, but the Fund may make further investments in venture capital companies in which it has previously invested (“Follow-on Investments”) if J. & W. Seligman & Co. Incorporated (the “Manager”) believes that the Fund could be adversely affected by not participating in such Follow-on Investments. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value.

The Fund may also hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2002, market quotations were not readily available for securities valued at $60,014,365 (67.1% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.

Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

18

Notes to Financial Statements

c.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

d.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

f.

Distributions to Stockholders — The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

2.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002 amounted to $225,286,157 and $261,178,642, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $216,793,852. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $393,811. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $29,464,838 and $157,309,349, respectively.

3.

Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as much as seven days after such pricing date.

19

 Notes to Financial Statements

During the year ended December 31, 2002, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered and Repurchased	Repurchase Amounts

December 2001	January 11, 2002	3.1%	$8,089,493
March 2002	April 12, 2002	3.9	7,658,231
June 2002	July 12, 2002	6.1	8,578,834
September 2002	October 11, 2002	5.0	4,842,923

In addition, on January 10, 2003, the Fund repurchased 4.7% of its shares, representing all shares tendered, for $4,274,573.

4.

Management Fee, Stockholder Servicing Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund’s average daily net assets.

Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2002, such fees aggregated $751,422 or 0.49% per annum of the Fund’s average daily net assets.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $537,758 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the year ended December 31, 2002, the loss from the return on deferred fees was $3,495, reducing directors’ fees and expenses. The accumulated balance thereof at December 31, 2002, of $9,764 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

20

 Notes to Financial Statements

5.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $308,268,703, which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $28,480,707 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

6.

Restricted Securities — At December 31, 2002, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2002, were as follows:

Investments	Acquisition Date	Cost	Value

Convertible preferred stocks:
Access Data (Series A)	3/29/00	$5,265,000	$1,053,000
Adexa (Series C)	8/24/00	1,244,950	165,834
Adexa (Series E)*	7/12/02	75,438	75,438
Allegis (Series E)	8/31/00	1,623,784	67,437
ART Advanced Recognition Technologies (Series D)	12/6/99	3,285,655	91,840
Arzoon (Series C)	4/11/00	1,000,369	—
Bernard Technologies (Series D)	11/8/99	3,957,011	129,273
Biometric Access (Series A-1)*	10/4/00	257,116	—
BOPS (Series C)	6/8/00	1,161,322	—
Chorum Technologies (Series D)	11/10/99	3,244,092	271,047
Chorum Technologies (Series E)	9/8/00	821,521	21,920
Chorum Technologies (Series F)	9/21/01	57,730	14,250
Complient (Series A)	6/23/00	632,035	—
Coventor (Series D)	3/8/00	5,265,002	467,918
Entegrity Solutions (Series A-1)	4/25/02	31,600	—
Enterworks (Series A)	12/30/99	3,160,000	—
ePolicy.com (Series B)	5/2/00	1,999,998	224,845
EverAd (Series B)	2/16/00	3,163,437	405,892
Far Blue (Series E)	7/26/00	306,494	204,879
FlashPoint Technology (Series E)	9/10/99	4,202,954	518,519
fusionOne (Series D)	9/13/00 to 10/11/00	1,875,631	110,534
Gateway Learning (Series D)	3/22/00	6,400,003	5,765,768
Geographic Network Affiliates International (Series A)	12/29/99	6,320,000	—
Geographic Network Affiliates International (Series B)	12/5/01	—	—

* Warrants attached.

21

 Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Convertible preferred stocks: (continued)
Global Commerce Systems (Series A)	4/6/00	$30,005	$35
Global Commerce Systems (Series D)	4/6/00	5,474,826	22,503
GMP Companies (Series A)	9/15/99	5,473,006	32,323,200
Homegain.com (Series C)	12/29/99	7,110,000	981,180
iBiquity Digital (Series A)	1/19/00	3,559,221	1,472,038
iBiquity Digital (Series C)	4/24/02	1,424,922	1,424,922
Index Stock Imagery (Series A Jr.)	3/20/00	3,245,171	278,227
Infomediary Technology Solutions (Series A Sr.)	10/6/00	1,001,515	2,656
Juniper Financial (Series B)*	8/30/00	2,802,380	—
Knowledge Mechanics Group (Series B)	11/24/99	1,777,501	169
LifeMasters Supported SelfCare (Series E)	1/31/00	4,082,544	5,353,813
MaMaMedia (Series D)	8/6/99	3,365,302	—
Metro-OptiX (Series B)	6/23/00	797,574	—
Metro-OptiX (Series C)	9/28/01	24,150	—
Movie Magic Technologies (Series D)	7/10/00	613,152	—
NeoPlanet (Series B)	2/18/00	6,319,998	215,685
Network Specialists (Series B)	4/14/00 to 11/13/02	1,886,996	334,401
OurHouse (Series D)	2/11/00	7,899,996	65,833
The Petroleum Place (Series C)	3/7/00	4,050,016	1,044,016
ProAct Technologies (Series C)	3/23/00	6,403,998	304,000
Qpass (Series E)	5/2/00	1,853,934	5,421
Qpass (Series F)	5/2/00 to 5/11/01	306,066	1,889
QuinStreet (Series B)	5/25/00	490,001	310,611
Sensable Technologies (Series C)	4/5/00	1,625,001	171,310
Silicon Wave (Series C)	12/6/99	5,138,310	346,613
Silicon Wave (Series D)	8/18/00	2,105,364	59,939
Techies.com (Series C)	1/27/00	6,320,139	—
UGO Networks (Series II)	1/30/01	575,174	145,081
V-Span (Series B)	6/7/00	524,981	192,527
Vcommerce (Series B)	11/2/99	3,166,436	278,554
Vcommerce (Series C)	8/4/00	631,896	43,392
Viadux (Series C)	12/10/99	790,001	—
Vividence (Series D)	9/12/00	1,250,428	260,913

		147,471,146	55,227,322

Common stocks and warrants:
Axentis LLC	6/23/00	24,849	—
DecisionPoint Applications	4/20/00	1,751,523	16,154
e-centives	2/18/00	1,845,155	86,237
J.D. Edwards	3/6/00	264,133	219,251

* Warrants attached.

22

 Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Common stocks and warrants: (continued)
Entegrity Solutions	2/16/00	$3,163,621	$—
etang.com	12/31/01	—	28,583
FrontLine Capital Group (Warrants)	3/30/00	—	—
GoSolutions	4/3/00 to 3/19/01	2,967,018	82,179
GoSolutions (Warrants)	5/24/01	57,500	106,570
iBEAM Broadcasting	3/9/00	121,502	—
Interactive Video Technologies	12/23/99	5,135,000	—
Juniper Financial	8/30/00	42,701	—
Knowledge Mechanics Group	11/24/99	1,777,501	169
Moai Technologies	1/25/00	6,320,002	—
Network Specialists	4/14/00	40,207	3,909
Shopfast	12/20/99 to 1/19/01	3,232,513	—
UGO Networks	11/12/99	3,162,334	—
WaveSplitter Technologies	9/22/00	625,811	—

		30,531,370	543,052

Limited partnerships:
Asia Internet Capital Ventures	8/15/00	336,742	197,166
Compass Venture Partners	11/22/99 to 2/21/02	458,087	280,979
Edison Venture Fund IV	10/18/99 to 12/19/02	2,416,227	1,683,826
InnoCal II	6/9/00 to 9/25/02	1,307,402	549,056
Walden VC II	5/17/00 to 10/8/02	2,801,060	857,927

		7,319,518	3,568,954

Convertible promissory notes:
Geographic Network Affiliates International:
9%, payable on demand*	12/5/01 to 3/12/02	1,011,249	980,864
Techies.com:
9%, payable on demand*	6/7/00	771,976	—
9%, due 2/20/06	2/22/01	425,568	—
9%, due 2/20/08	2/22/01	210,666	—

		2,419,459	980,864

Total		$187,741,493	$60,320,192

* Warrants attached.

23

 Notes to Financial Statements

7.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represents 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2002, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares		Realized Gain (Loss)	Ending Value

Access Data (Series A)	3,190,909	—	—	3,190,909		$—	$1,053,000
Bernard Technologies
(Series D)	1,436,364	—	—	1,436,364		—	129,273
EoExchange (Series D)	2,271,028	—	2,271,028	—		(4,863,737)	—
FlashPoint Technology
(Series E)	1,037,037	—	—	1,037,037		—	518,519
GMP Companies (Series A)	1,092,000	—	—	1,092,000		—	32,323,200
Index Stock Imagery
(Series A Jr.)	648,000	—	5,443	642,557	(1)	—	278,227
Interactive Video Technologies
(common stock)	2,334,091	—	2,267,561	66,530	(2)	—	—
Internet Appliance
Network (Series B)	2,558,704	—	2,558,704	—		(6,324,967)	—
Knowledge Mechanics
Group (Series B)	241,387	—	—	241,387		—	169
Knowledge Mechanics
Group (common stock)	1,206,931	—	—	1,206,931		—	169
NeuVis (Series D)	36,647,446	—	36,647,446	—		(4,890,130)	—
NeuVis (Series E)	21,090,630	—	21,090,630	—		179,161	—

Total						$(15,899,673)	$34,302,557

8.

Limited Partnership Commitments — In connection with the Fund’s investment in certain limited partnerships, the Fund is contractually committed to make additional capital contributions, if and when the partnerships request such contributions. These capital commitments aggregate approximately $8,504,000 at December 31, 2002, and expire as follows:

Amount	Expiration Date for New Investments by the Partnerships	Final Expiration Date

$6,209,000	November 2005	November 2010
2,295,000	March 2007	March 2011

9.

Liquidity Risk — The Fund’s ability to continue to complete quarterly repurchase offers, as described in Note 3, and to pay operating expenses is dependent on the availability of cash or investments or other assets that can be converted to cash. As stated in Note 1.a., approximately 67% of the Fund’s net assets consist of investments for which market quotations are not readily available and which the Fund may not readily be able to convert to cash upon disposition. In addition to completing repurchase offers and paying expenses, the Fund has contractual commitments to make additional capital contributions to certain investment partnerships, if requested, and may make Follow-on Investments if the Manager believes it is in the best interests of the Fund.

(1)	Series F Preferred Stock converted to Series A Jr. Preferred Stock.
(2)	Series B Preferred Stock converted to common stock.

24

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Year ended December 31,			7/27/99*
				to
Per Share Data:	2002	2001	2000	12/31/99

Net Asset Value, Beginning of Period	$12.11	$25.23	$37.34	$24.25

Income (Loss) from Investment Operations:
Net investment loss	(0.23)	(0.44)	(0.97)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.05)	(12.41)	(5.10)	14.70

Total from Investment Operations	(7.28)	(12.85)	(6.07)	14.57

Distributions from net realized capital gains	—	(0.27)	(6.04)	(1.43)
Offering costs	—	—	—	(0.05)

Net Increase (Decrease) in Net Asset Value	(7.28)	(13.12)	(12.11)	13.09

Net Asset Value, End of Period	$4.83	$12.11	$25.23	$37.34

Total Return:	(60.12)%	(50.85)%	(20.96)%	60.65%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$89,380	$269,630	$662,168	$905,287
Ratio of expenses to average net assets	3.08%	2.79%	2.67%	2.78%†
Ratio of net investment loss to average net assets	(3.04)%	(2.56)%	(2.49)%	(1.06)%†
Portfolio turnover rate	147.87%	125.60%	122.67%	112.41%

*	Commencement of operations.
†	Annualized.

See Notes to Financial Statements.

25

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman New Technologies Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc., including the portfolio of investments, as of December 31, 2002, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2002 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of December 31, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 12, 2003

26

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (73)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (67)[3,4]

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (69)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

John E. Merow (73)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

See footnotes on page 30.

27

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (60)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (61)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

• Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex

James Q. Riordan (75)[3,4]

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Robert L. Shafer (70)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

James N. Whitson (67)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

• Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex

See footnotes on page 30.
28

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (64)*1

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp., Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

• Director and Chairman of the Board: 1999 to Date • Oversees 61 Portfolios in Fund Complex

Brian T. Zino (50)*1

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

• Director and President: 1999 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Paul C. Guidone (45)*1

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

• Director: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Richard M. Parower (36)

Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc.; Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

• Vice President and Co-Portfolio Manager: Sept. 2002 to Date

Thomas Hirschfeld (40)

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technology Fund II, Inc. Formerly, General Partner at Patricof & Co. Ventures, specializing in Internet and business-to-business commerce investments from 1995 to 2001.

• Vice President and Co-Portfolio Manager: Sept. 2002 to Date

See footnotes on page 30.

29

Directors and Officers

Information pertaining to the Directors and Officers of Seligman New Technologies Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (45)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

• Vice President: 2000 to Date

Lawrence P. Vogel (46)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Tresurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

• Vice President: 1999 to Date • Treasurer: 2000 to Date

Frank J. Nasta (38)

Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

• Secretary: 1999 to Date

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

30

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

31

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission —The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of investment return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

32

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